 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2014

XcelMobility Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	98-0561888
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2225 East Bayshore Road, Suite 200 Palo Alto, CA	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 320-1728

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Mutual Settlement Agreement

On April 8, 2013, we entered into a Stock Purchase Agreement with Shenzhen Jifu Communication Technology Company (JIFU). Pursuant thereto, we planned to acquire all of the issued and outstanding common stock of JIFU in exchange for up to 30,0000,000 newly issued shares of our common stock.  On October 1, 2014, we entered into a Settlement Agreement, Waiver and Mutual Release with JIFU.  Pursuant to the Release, the parties cancelled the Stock Purchase Agreement.  In exchange, we have agreed to deliver 1,000,000 newly issued shares of our common stock to JIFU shareholders.

Item 9.01.             Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.1	Mutual Settlement Agreement October 14, 2014

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XcelMobility Inc.,
a Nevada Corporation

Dated: October 8, 2014	/s/ Ron Strauss
Ron Strauss
Chairman of the Board of Directors

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.